                         EXHIBIT 10(a)


Date: September 21, 1994                                Contract No. 03050


ETS SERVICE AGREEMENT


This AGREEMENT is entered into by ANR Pipeline Company

(Transporter) and The Peoples Gas Light and Coke Company (Shipper)


WHEREAS, Shipper has requested Transporter to transport Gas on its behalf and Transporter represents that it is willing to transport Gas under the terms and conditions of this Agreement.

NOW, THEREFORE, Transporter and Shipper agree that the terms below, together with the terms and conditions of Transporter's applicable Rate Schedule and General Terms and Conditions of Transporter's FERC Gas Tariff constitute the transportation service to be provided and the rights and obligations of Shipper and Transporter.

1. AUTHORITY FOR TRANSPORTATION SERVICE:

   284G - Blanket

2. RATE SCHEDULE:  Firm Transportation Service (ETS)

3. CONTRACT QUANTITIES:

   Receipt Points - see Exhibit attached hereto.
   Delivery Points - see Exhibit attached hereto.
   Primary Routes - see Exhibit attached hereto.

   Such Contract Quantities shall be reduced for scheduling purposes, but not for billing purposes, by the Contract
Quantities that Shipper has released through Transporter's capacity release program for the period of any release.

4. TERM OF AGREEMENT:

   04/01/1995 to

   03/31/2000

Date: September 21, 1994                                Contract No. 03050


5. RATES:

   Maximum rates, charges, and fees shall be applicable for the entitlements and quantities delivered pursuant to this Agreement unless Transporter has advised Shipper in writing or by ANR
Xpedite that it has agreed otherwise.

   It is further agreed that Transporter may seek authorization from the Commission and/or other appropriate body at any time and from time to time to change any rates, charges or other provisions in the applicable Rate Schedule and General Terms and Conditions of Transporter's FERC Gas Tariff, and Transporter shall have the right to place such changes in effect in accordance with the Natural Gas Act. This Agreement shall be deemed to include such changes and any changes which become effective by operation of law and Commission order. Nothing contained herein shall be construed to deny Shipper any rights it may have under the Natural Gas Act, including the right to participate fully in rate or other proceedings by intervention or otherwise to contest increased rates in whole or in part.

6. INCORPORATION BY REFERENCE

   The provisions of Transporter's applicable Rate Schedule and the General Terms and Conditions of Transporter's FERC Gas Tariff are specifically incorporated herein by reference and made a part hereof.

7. NOTICES:

   All notices can be given by telephone or other electronic means, however, such notice shall be confirmed in writing at the addresses below or through ANR Xpedite. Shipper or Transporter may change the addresses below by written notice to the other without the necessity of amending this agreement:

  TRANSPORTER:

  ANR PIPELINE COMPANY
  500 Renaissance Center
  Detroit, Michigan  48243
  Attentions: Gas Control (Nominations)
              Volume Management (Statements)
              Cash Control (Payments)
              Customer Services and Business Administration
                (All Other Matters)

Date: September 21, 1994                                     Contract No. 03050


     SHIPPER:

     The Peoples Gas Light and Coke Company           (Shipper Name)\
     --------------------------------------
     122 S. Michigan Ave., Room 915                   (Address)
     ------------------------------
     Chicago, IL   60603                              (City, State, Zip)
     -------------------
     Attention:   Mr. Eckhard Blaumueller
                  -----------------------

     Telephone:   (312) 431-7057
                  --------------

     Fax:         (312) 431-4558
                  --------------


     INVOICES AND STATEMENTS:

     The Peoples Gas Light and Coke Company           (Shipper Name)
     --------------------------------------

     122 S. Michigan Ave., Room 915                   (Address)
     ------------------------------

     Chicago, IL  60603                               (City, State, Zip)
     ------------------

     Attention:   Mr. Eckhard Blaumueller
                  -----------------------

     Telephone:   (312) 431-7057
                  --------------

     Fax:         (312) 431-4558
                  --------------


     NOMINATIONS:

     The Peoples Gas Light and Coke Company           (Shipper Name)
     --------------------------------------
     122 S. Michigan Ave., Room 915                   (Address)
     ------------------------------
     Chicago, IL  60603                               (City, State, Zip)
     ------------------
     Attention:   Mr. Jerry Slechta
                  -----------------
     Telephone:   (312) 431-4362
                  --------------
     Fax:         (312) 431-4558
                  --------------

     Mechanical Dialing
     Device No (s)-------------------------

Date: September 21, 1994                                    Contract No. 03050


     ALL OTHER MATTERS:

     The Peoples Gas Light and Coke Company           (Shipper Name)
     --------------------------------------
     122 S. Michigan Ave., Room 915                   (Address)
     ------------------------------
     Chicago, IL   60603                              (City, State, Zip)
     -------------------

     Attention:   Mr. Eckhard Blaumueller
                  -----------------------
     Telephone:   (312) 431-7057
                  --------------
     Fax:         (312) 431-4558
                  --------------

8.   FURTHER AGREEMENT

  A. For transportation under ETS Agreement (No. 03050) and storage under FSS Agreement (No. 34050), Shipper shall pay a single rate covering both the transportation and storage services not to exceed, for each 12 month period, $0.90 times 3.75 BCF for years one and two (April 1, 1995 through March 31, 1997) and for years three through five (April 1, 1997 through March 31, 2000) a rate not to exceed, for each 12 month period, $1.05 times 3.75 BCF. The aforementioned rates are inclusive of Volumetric Buyout/Buydown, Dakota and Transition Costs. In addition, Shipper will be charged ACA, applicable GRI, fuel and any other related fees or surcharges.

  B. For billing purposes, Transporter has discretion in determining the portion of the rate to be assigned to transportation and/or storage as well as the portion of the rate to be assigned to Reservation and/or Commodity.

  C. From time to time dependent upon Transporter's use percents, the MDQ's and MSQ under ETS Agreement (No. 03050) and FSS Agreement (No. 34050) will be adjusted to allow Shipper to deliver and store sufficient fuel quantities to effectuate a 50 day storage withdrawal quantity of 75,000 dth at the specified delivery points at no additional charge.

Date: September 21, 1994                                   Contract No. 03050


  D. Shipper can use the unused portion of its Primary Route MDQ on a Secondary basis at the following receipt points at no additional charge:

     1.  Joliet (NGPL)
     2.  Defiance (PEPL)
     3.  Joliet (Midwestern)
     4.  Shorewood (NIGAS)  -  (by displacement)
     5.  Kalkaska or Chester  (Mich Con)
     6.  East Joliet (PGL&C)  -  (by displacement)
     7.  Elkhart  (Trunkline)
     8.  Crystal Falls  (GLGT)

  E. Shipper and Transporter agree that the rates stated herein shall be confidential and shall be maintained confidentially by Shipper and Transporter. Shipper or Transporter may disclose such rates only if such disclosure is required by law and Shipper or Transporter requests confidential or privileged treatment under applicable statutes, rules and regulations, and provides reasonable notice to the other party prior to such disclosure. Any unauthorized disclosure by Shipper of the rates stated herein shall have the effect of terminating from the date the discounted rate is disclosed any rate discounts reflected herein such that, for the remaining term of this Agreement, Shipper shall be required to pay Transporter the maximum applicable rate for service, as well as all other charges, surcharges or direct bill applicable to such service.

  F. Except as provided above, all quantities associated with Secondary Receipt Points, Secondary Delivery Points and Secondary Routes under this Agreement will be at Maximum Tariff Rates plus all other related fees, surcharges and fuel.

  G. This Agreement may be assigned to an affiliate of Shipper subject to the satisfaction of Transporter's credit requirements.

  H. In addition, upon ninety (90) days prior notice, before each contract year commences, Shipper may renominate the Maximum Storage Quantity and the Maximum Withdrawal Transport volume subject to the availability of capacity on Transporter's Pipeline and a mutually acceptable rate, provided that the revenues from the renominated service are equal to or greater than the revenues that Transporter would have otherwise received if the service had not changed from the previous contract year.

Date: September 21, 1994                                    Contract No. 03050


  I. Shipper agrees to waive its rights to release the capacity underlying this Agreement.

  J. Consistent with provisions of its Tariff, Transporter is willing to contract on Shipper's behalf for capicity required on third party transporters, or for other services to effectuate Shipper's receipt of gas on third party facilities and delivery of gas to Transporter's facilities.

     Shipper must advise Transporter prior to commencement of such third party transportation of its desire to have Transporter act in such a capacity. Unless and until notified otherwise, however, if Shipper submits a nomination to Transporter for the transportation of gas from HIOS points of receipt, Shipper understands and agrees that such nomination shall constitute Shipper's request for Transporter to act in such capacity.

     Shipper agrees to pay all charges related to such third party transportation arrangements pursuant to Transporter's
     Tariff.

  K. To the extent Shipper desires to utilize receipt/delivery points pursuant to Part 284 B (Section 311 of the NGPA and Section 284.102 of the Commission's regulations), Shipper must execute a separate agreement with Transporter and Shipper must also certify that the transportation of gas will be on behalf of either an "intrastate pipeline" or a "local distribution company."

  L. The complete agreement between Transporter and Shipper shall consist of this ETS Agreement (No. 03050) and the following agreements between Transporter and Shipper: FSS Agreement (No. 34050); September 28, 1994 Letter of Intent; and September 28, 1994 Operating Agreement.

9.   OPERATIONAL FLOW ORDERS

  Shipper hereby guarantees to Transporter that each contract it has entered into in connection with the Gas to be transported under this Agreement contains a provision that permits Transporter to issue an effective Operational Flow Order pursuant to Section 8 of the General Terms and Conditions. Shipper shall also guarantee for any supply contract for Gas that is transported via Viking Gas Transmission Company, that Transporter shall be designated a third party beneficiary.

Date: September 21, 1994                                   Contract No. 03050



IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective Officers or Representatives thereunto duly authorized to be effective as of the date stated above.





         The Peoples Gas
SHIPPER: Light and Coke Co.        TRANSPORTER: ANR Pipeline Company

By:  /s/ Thomas M. Patrick         By:   /s/ Wilbur Hitchcock
     ---------------------               ---------------------

Title:  Vice President             Title:  Sr. Vice President
        --------------                     ------------------

Date:  October 10, 1994            Date:  October 6, 1994
       -----------------                  ---------------





03050.ETS



          PRIMARY ROUTE EXHIBIT                            Contract No.       03050
           To Agreement Between                            Rate Schedule      ETS
    ANR Pipeline Company (Transporter)                     Contract Date:     September 21, 1994
and The Peoples Gas Light and Coke Company (Shipper)       Amendment Date:


Primary
Receipt/
Delivery     Primary
Point        Receipt Point                        MDQ
Number       Name                                 (Dth)            Period
------       ----                                 -----            ------

            SOUTH WOODSTOCK or                    21,997           SUMMER
            WEST JOLIET (by displacement)
            ANR Storage facilities

            ANR STORAGE FACILITIES                75,000           WINTER



       PRIMARY RECEIPT POINT EXHIBIT                      Contract No.   03050
        To Agreement Between                              Rate Schedule  ETS
   ANR Pipeline Company (Transporter)                     Contract Date: September 21, 1994
and The Peoples Gas Light and Coke Company (Shipper)      Amendment Date:


Primary
Receipt/
Delivery     Primary
Point        Receipt Point                MDQ
Number       Name                        (Dth)             Period
-------      ----                         ----             ------

             ANR STORAGE FACILITIES       21,997            SUMMER

             GROUP #1                     75,000            WINTER
             EAST JOLIET
             BUSSE ROAD



       PRIMARY DELIVERY POINT EXHIBIT                     Contract No.   03050
        To Agreement Between                              Rate Schedule  ETS
   ANR Pipeline Company (Transporter)                     Contract Date: September 21, 1994
and The Peoples Gas Light and Coke Company (Shipper)      Amendment Date:

Primary
Receipt/
Delivery     Primary
Point        Delivery Point                     MDQ
Number       Name                               (Dth)            Period
------       ----                               -----            ------
             SOUTH WOODSTOCK or                 21,997           SUMMER
             WEST JOLIET (by displacement) -

             ANR STORAGE FACILITIES -           75,000           WINTER
             GROUP #1


